
<ARTICLE> 5
<LEGEND>
This schedule contains summary financial information for American Medical
Holdings, Inc. extracted from Item 8, Financial Statements and Supplementary
Data and Item 14. Exhibits, Financial Statement Schedules and Reports on Form
8-K of the Annual Report on Form 10-K for American Medical Holdings, Inc.
</LEGEND>
<CIK> 0000861439
<NAME> AMERICAN MEDICAL HOLDINGS, INC.
<MULTIPLIER> 1,000

<PERIOD-TYPE>                   12-MOS
<FISCAL-YEAR-END>                          AUG-31-1994
<PERIOD-START>                             SEP-01-1993
<PERIOD-END>                               AUG-31-1994
<CASH>                                          31,941
<SECURITIES>                                         0
<RECEIVABLES>                                  147,415
<ALLOWANCES>                                    98,622
<INVENTORY>                                     63,444
<CURRENT-ASSETS>                               288,809
<PP&E>                                       1,971,396
<DEPRECIATION>                                 507,653
<TOTAL-ASSETS>                               2,976,547
<CURRENT-LIABILITIES>                          476,464
<BONDS>                                      1,141,674<F1>
<COMMON>                                           775
<PREFERRED-MANDATORY>                                0
<PREFERRED>                                          0
<OTHER-SE>                                     847,943
<TOTAL-LIABILITY-AND-EQUITY>                 2,976,547
<SALES>                                              0
<TOTAL-REVENUES>                             2,381,689
<CGS>                                                0
<TOTAL-COSTS>                                2,055,483
<OTHER-EXPENSES>                                     0
<LOSS-PROVISION>                               165,539
<INTEREST-EXPENSE>                             154,507
<INCOME-PRETAX>                                241,027<F2>
<INCOME-TAX>                                  (98,300)
<INCOME-CONTINUING>                            139,020
<DISCONTINUED>                                       0
<EXTRAORDINARY>                                (1,909)<F3>
<CHANGES>                                            0
<NET-INCOME>                                   137,111
<EPS-PRIMARY>                                     1.73
<EPS-DILUTED>                                     1.73

<F1>See Note 5 to the Consolidated Financial Statements for the year ended
August 31, 1994.
<F2>See Note 4 to the Consolidated Financial Statements for the year ended
August 31, 1994.
<F3>See Note 13 to the Consolidated Financial Statements for the year ended
August 31, 1994.

